EXHIBIT 24



                        POWER OF ATTORNEY WITH RESPECT TO
                     ANNUAL REPORT OF FORD MOTOR COMPANY ON
                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999
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     Each of the undersigned, a director or officer of FORD MOTOR COMPANY, appoints each of H. D. G. Wallace, W. A. Swift, J. M. Rintamaki, L. J. Ghilardi and D. J. Cropsey his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable FORD MOTOR COMPANY to comply with the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, in connection with the Annual Report of FORD MOTOR COMPANY on Form 10-K for the year ended December 31, 1999 and any and all amendments thereto, as authorized at a meeting of the Board of Directors of FORD MOTOR COMPANY held on March 8, 2000, including, but not limited to, power and authority to sign his or her name (whether on behalf of FORD MOTOR COMPANY, or as a director or officer of FORD MOTOR COMPANY, or by attesting the seal of FORD MOTOR COMPANY, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

     Each of the undersigned has signed his or her name as of the 8th day of March, 2000.


 /s/ William Clay Ford, Jr.                         /s/ Jacques A. Nasser
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    (William Clay Ford, Jr.)                            (Jacques A. Nasser)


 /s/ Michael D. Dingman                             /s/ Edsel B. Ford II
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    (Michael D. Dingman)                               (Edsel B. Ford II)


 /s/ William Clay Ford                              /s/ Irvine O. Hockaday, Jr.
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    (William Clay Ford)                                (Irvine O. Hockaday, Jr.)


 /s/ Marie-Josee Kravis                             /s/ Ellen R. Marram
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    (Marie-Josee Kravis)                               (Ellen R. Marram)


 /s/ Homer A. Neal                                  /s/ Jorma J. Ollila
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    (Homer A. Neal)                                    (Jorma J. Ollila)


 /s/ Carl E. Reichardt                              /s/ Robert E. Rubin
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    (Carl E. Reichardt)                                (Robert E. Rubin)


  /s/ John L. Thornton                              /s/ William A. Swift
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     (John L. Thornton)                                (William A. Swift)


  /s/ Henry D. G. Wallace
-----------------------------
     (Henry D. G. Wallace)